SUPPLEMENT
Dated May 24, 2010
to the
Summary Prospectus of the
Timothy Plan Money Market Fund

DATED FEBRUARY 1, 2010

The Summary Prospectus of the Timothy Plan Money Market Fund, dated February 1, 2010, is amended as follows:

On the cover page of the Summary Prospectus the Ticker Symbol is changed to:  No Load: TMAXX

All portions of the Timothy Plan Money Market Fund Summary Prospectus not specifically amended by this supplement shall remain in full force and effect.